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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:       MARCH 4, 2004
DATE OF EARLIEST EVENT REPORTED:    MARCH 4, 2004

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                    001-15395                    52-2187059
(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation or
 organization)
                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (212) 827-8000

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Item 7.    Financial Statements and Exhibits.
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(c)     Exhibit  Description
        -------  -----------
        99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated March 4, 2004.

Item 12.   Results of Operations and Financial Condition.
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     On March 4, 2004,  the Registrant  issued a press release  relating to its financial results for the fourth quarter of 2003 and the fiscal year ended December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 to this report.


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

        Dated: March 4, 2004

                             MARTHA STEWART LIVING OMNIMEDIA, INC.


                             By:      /s/ James Follo
                                ----------------------------------
                                  James Follo
                                  Executive Vice President, Chief Financial and Administrative Officer


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                             Index of Exhibits
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Exhibit No.            Description
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99.1                   Martha Stewart Living Omnimedia, Inc. press release,
                       dated March 4, 2004.